Dover Investor Meeting September 10, 2019 Richard Tobin, President and Chief Executive Officer Exhibit 99.1

Forward-Looking Statements and Non-GAAP Measures Our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2018, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods, make resource allocation decisions, and for forecasting and other purposes. Management believes these non-GAAP measures reflect results in a manner that enables more meaningful analysis of trends and facilitates comparison of results across periods and to those of peer companies. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non-GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. Definitions are included in this presentation. Reconciliations are included in Dover’s prior quarter earnings releases, investor presentations and other SEC filings, which are available on Dover’s website under “Investor Relations – News and Reports”.

Agenda for Today Progress update on current priorities Portfolio assessment Consistent growth across core businesses Attractive earnings power, cash generation and returns Overview of Dover businesses Go-forward strategy

Progress Update on Current Priorities

Introduction to Dover

Highlights

- **Strong Businesses:** Premium franchises that partner with customers for engineered equipment, critical components, consumables, software and services across attractive end-markets
- **Global Scale:** ~24,000 employees worldwide across 18 operating companies
- **Consistent Returns**: Leading shareholder returns; strong and stable FCF; 64 consecutive years of increasing dividend

Shareholder Value Creation

Dividend-Adjusted Share Price (indexed)



+5x
+3x
2008
2009
2010
2012
2013
2014
2015
2017
2018
2019[1]
S&P 500
Dover

2019E Financial Snapshot

~$7B
Revenue

~20%
Adjusted Segment EBITDA Margin[2]

~16-18%
Adj. 'EPS[2] '19E Growth

~8-12%
FCF[2] % of Revenue

Note: 1. As of September 5, 2019. 2. Non-GAAP measures (definitions in appendix).

DOVER 5

Delivering on Commitments

During the September 2018 analyst day, we committed to:

Improve Margins and Execution

Results

- $136M SG&A take-out complete
- '19YTD margins up ~200 bps yoy
- DFR and DFS progressing toward target margins
- Consistently achieved or exceeded guidance

Maintain Organic Growth

Results

- Strong, broad-based organic growth
  - Q4'18: 6%
  - Q1'19: 8%
  - Q2'19: 3%
- All segments expected to deliver organic growth in 2019

Reinvest in the Business

Results

- Reinvest part of SG&A savings to drive growth:
  - Dover Digital Labs
  - R&D investments
  - Sales & marketing
- Growth and productivity CapEx investments
  - Automation
  - Capacity expansion

Deploy Capital Smartly and Productively

Results

- ~$220M deployed '19YTD
- 2 private, no-auction deals (on track to achieve 10%+ deal ROIC[1] by year 3)
  - All-Flo (pumps)
  - Belanger (vehicle wash)
- Robust acquisition pipeline supports outlook for continued deployment

Note: 1. Non-GAAP measure (definition in appendix).

DOVER

6

Continued Progress in Key Areas for Improvement

Fueling Solutions

On Track to Achieve Target Margins in 2019

- Footprint and organizational streamlining on track
- Next: productivity, sourcing, pricing and design
- Volume and efficiency actions expected to drive margin expansion beyond 2019
- **On track to exit 2019 in the 15-17+% range**

Dover Fueling Solutions Adj. EBIT Margin[1], %
(DFS '19E Sales ~$0.9B)



+380 bps
+300 bps
15%+ Exit
2018
2019
2018
2019E
H1
H2

Food Retail

Current Actions Start Accruing Margin in 2020+

- Automation at Richmond on track
- >50% reduction in labor, increased production speed
- Further footprint and productivity actions in plan
- **Run-rate improvements at projected volume enables 2020 exit within targeted margin range**

Dover Food Retail Adj. EBIT Margin[1], %
(DFR '19E Sales ~$0.9B)



+350 bps
~15% Exit
2018
2020F

Note: 1. Non-GAAP measure (definition in appendix).

7

Portfolio Assessment

Transformed Portfolio Positioned for Growth Long-term track record of superior shareholder returns Portfolio transformation over past decade has transitioned away from pure HoldCo model and resulted in a stronger portfolio with more growth exposure, less cyclicality and more synergy from common ownership Completed in-depth analysis of the portfolio which confirmed strategic and financial health and strong value creation potential of Dover businesses, including two highly accretive turnarounds Clarity on what type of businesses we like, how we drive sustainable growth and how we add value as an enterprise Intend to increase transparency around our businesses

Strong Track Record of Generating Shareholder Returns 1 year 3 years 5 years 10 years Total Shareholder Return Note: Annualized Total Shareholder Return as of September 5, 2019, including dividends and spin-offs. Peer median includes AME, EMR, ETN, FTV, HON, IEX, IR, ITW, JCI, MMM and UTX. Source: Capital IQ.

Transformation has Substantially Improved Portfolio

	From…		…To	
Operating Units ('08 → '19E)	~35		18	Streamlined

Business Mix ('08 → '19E)

From…



~28% Cyclical Divestitures[1]
~8% Consumer Electronics[2]
~9% Upstream O&G[2]
~55% Legacy Portfolio

…To



~20% New Adjacencies (DDP, DFS, Maag)
~80% Quality Legacy Portfolio[3]

Improved Mix

Peak to Trough Organic Revenue[4] Change



Reported Organic Growth
'08-'09
'14-'16
(24%)
(8%)



Pro Forma Organic Growth
'08-'09
'14-'16
(16%)
(1%)

Less Cyclical

Organic Revenue Growth Profile[5]

From…	…To
+2.5%	+3.6%
Reported Organic	*Pro Forma Organic*

Higher Growth

Note: Pro forma portfolio excludes all divested businesses and includes acquired businesses currently in the portfolio only for the period of Dover ownership. 1. Includes divestitures of businesses engaged in production of capital equipment for construction, hydraulics, transport trailers, electronics, semiconductor, automotive aftermarket parts and other cyclical end-markets. 2. Reflects businesses spun as Apergy and Knowles. 3. Includes add-on acquisitions post-2008. 4. Non-GAAP measure (definition in appendix). 5. Reflects Dover 2010-2019E organic revenue CAGR.

DOVER 11

Note: Based on 2019E Revenue. May not add due to rounding. 1. Upstream Oil & Gas comprises less than 2% of revenue. Current Portfolio Serves Diverse, Stable End-Markets Which Support Consistent Growth Retail Fueling Revenue by End-Market Served Industrial Applications Other Food Retail Automotive Aftermarket & Repair Consumer Goods, Hospitality & Restaurants Waste Management Transportation, Construction & Infrastructure Biopharma & Medical GDP+ global growth markets Favorable industry structures Compete in defensible niches; top 3 position Benefit from secular compliance, safety, consumer trends Low exposure to commodity-driven or cyclical markets Many markets highly fragmented and distributor-mediated, but with direct end-user link for R&D Oil & Gas1 Plastics & Chemicals

Majority of Revenue Recurring or Repeatable

Revenue by Product/Service


Recurring Demand ~30% of Total
Installed Base
Services & Software[1]
8%
Consumables
11%
Parts
12%
43%
Equipment
26%
Components
Repeatable and Predictable Demand

Characteristics of Dover Businesses

Business Model	▪ Critical equipment or component in a system ▪ Meaningful replacement, consumable or aftermarket demand ▪ Predictable technology waves ▪ Software / services enhance solutions
Customer Base	▪ Loyal, professional buyers who choose product based on performance ▪ Moderate, customer-centric R&D; co-developed, "specified products" ▪ High customer-to-supplier ratio ▪ Value-in-use and switching costs far exceed product costs
Financial Profile	▪ Stable and attractive cash flow ▪ Low capital intensity ▪ High ROIC

Note: Based on 2019E Revenue. 1. Software represents ~40% of Services & Software revenue.

DOVER 13

Conducted In-Depth Review at Individual Business Level 2018A Operating ROIC Portfolio of Premier Businesses Cost of Capital Estimated Medium-Term Value Creation Potential1 S&P500 What We Did Reviewed strategic and financial attractiveness at OpCo level Assessed historical and forward growth, margin, operating ROIC and cash flow generation Evaluated business’ value and value-creation potential grounded in long-term DCF What We Concluded Majority of businesses healthy and attractive Significant value creation potential from both high performers and near-term “turnarounds” No “burning platforms”…but will manage portfolio over time Clarity on how to drive value and investment potential in each business DFS DFR 2 3 Significant value-creation potential from improving ROIC to Dover average Note: 1. Reflects estimated 2019-2021 annualized growth in earnings and FCF generation. 2. Non-GAAP measure (definition in appendix). 3. Estimated long-term S&P500 total return. Size represents ’19E Adj. EBITDA

Re-segmentation Aligned with New Management Structure and Operating Model; Increasing Portfolio Transparency Refrigeration & Food Equipment Engineered Systems Fueling Solutions $B 2019E Revenue Management and Operating Model Increased management efficiency and decision making speed Consistency with evolving operating model Leverage of business model and go-to-market commonality Clearer alignment with capital deployment priorities Portfolio Transparency & “SOTP” Improved performance benchmarking comparability Increased portfolio transparency to shareholders Better visibility into “sum of the parts” value Current Segments Future Segments1 Note: 1. Effective Q4 2019. For remainder of presentation, all references to “segments” will be for new segment structure.

Portfolio Has Delivered GDP+ Growth ’10-’19E PF Organic Rev Growth1 ’16-’19E PF Organic Rev Growth1 Segment $B 2019E Revenue Global GDP growth Global GDP growth Imaging & Identification Engineered Products Fueling Solutions Pumps & Process Solutions Refrigeration & Food Equipment Annualized CAGR Annualized CAGR Note: Pro-forma portfolio excludes all divested businesses and includes acquired businesses currently in the portfolio only for the period of Dover ownership. 1. Non-GAAP measure (see appendix for definition. Source: Nominal global GDP growth per IMF.

Dover Formula to Drive Sustained GDP+ Growth Across Segments Attractive End-Markets Positive secular trends Stable structure, incremental evolution Healthy Baseline Growth Leadership Top 3 position Scale advantage Competitive moats Sustainable Advantage Innovation Customer-led Continuous incremental improvements Digital and IoT Customer Intimacy and Stickiness Top-Line Visibility and Quality Installed base drives replacement, aftermarket and component demand Growing software and services offering Repeatable and Predictable Revenue Base

Line of Sight for Continued Margin Expansion Imaging & Identification Engineered Products Fueling Solutions Pumps & Processing Solutions Refrigeration & Food Equipment Low-20s Mid-20s Mid-Teens High-Teens Mid-Teens Low-20s Low-20s Mid-20s Mid-Teens Mid-Teens Near-Term Opportunity Adjusted EBITDA Margin1 Near-Term Opportunity Note: Pro-forma portfolio excludes all divested businesses. 1. Non-GAAP measure (definition in appendix).

Overview of Dover Businesses

Fueling Solutions Overview

Financial Profile

Sales	$1.6B
Growth	MSD
Adjusted EBITDA %[1]	Low-20s

OpCos

DOVER FUELING SOLUTIONS

OPW

Dover Positions

- **#2 globally** in retail fueling
  - **#1 in China, LatAm, EMEA**
- **#1 globally** in critical fluid transfer (trailer, rail, chemical & industrial)
- **#1 in NA** car wash equipment

Select Peers

FORTIVE
GILBARCO VEEDER-ROOT

Franklin Electric
Fueling Systems

WashTec

Growth Drivers/Industry Dynamics

- Growing volume: miles driven and fuel consumption
- Regulatory mandates (EMV, EPA, double-wall, etc.)
- New infrastructure build-out (especially Asia)
- Secular shift to automated vehicle wash
- High-risk, high-switching-cost applications
- Brand differentiation and loyalty
- Digitization and outsourcing of workflows (e.g., loyalty programs, fuel management, site monitoring)

Business Mix

Revenue by Product **Revenue by End-Market**



Software, Services & Other
12%
Consumables
14%
Parts
12%
Components
23%
Equipment
39%
2019E
Oil & Gas/Other
4%
Vehicle Wash
7%
Fluid Transfer
8%
24%
Underground / Regulatory, Hanging Hardware
Retail Fueling
22%
Services, Software, Aftermarket
35%
Dispensers
2019E

Strong Recurring Revenue Base (~35% of Revenue) with Material Software Component

Note: 1. Non-GAAP measure (definition in appendix).

DOVER
20

Fueling Solutions: Growth Driver Highlights

Fueling & Convenience Industry is Evolving…

- Motorists expect experience similar to other retail formats:
  - Speed & Convenience
  - Safety & Security
  - Loyalty & Infotainment
- Retailers battling to deliver superior service and efficiency:
  - Secure fuel margins: maximize throughput and minimize theft, short deliveries and spillage
  - Maintain compliance
  - Site optimization: track assets, optimize maintenance, optimize prices and control resources and environment
- Environment increasingly digital and connected: mobile payments, connected site, digital infotainment, real-time pricing, workflow & back-office software


DOVER
FUELING SOLUTIONS
Cloud Applications
Security
Wetstock
Car Wash
Price Sign
POS
Media/ Ads

…Creating Opportunities for DFS to Capitalize

- Majority of Systems & Software business "dispenser-agnostic"; adoption of new services and technologies driving growth above the overall market
- ~750K stations globally represent significant growth runway and high-margin revenue opportunity
- DFS has broad solutions offering; DFS Cloud driving SaaS revenue growth
- Fuel adjacencies: OPW CivaCommand fleet and asset management software for pre-retail fuel logistics

Systems Business >$150M and Growing


6%
2016PF[1]
2019E

Note: 1. Pro-forma for full-year impact of DFS acquisitions.

DOVER
21

Pumps & Processing Solutions Overview

Financial Profile		OpCos	Dover Positions	Select Peers
Sales	$1.3B	PSG	▪ **Top-3 globally** in positive displacement pumps	IDEX
Growth	GDP+	CPC	▪ **#1** in medical connectors; **#2** in biopharma	DANAHER (Pall), Nordson, ECOLAB
Adjusted EBITDA %[1]	Mid-20s	maag	▪ **#1 globally** in plastics processing equipment	Nordson
		DOVER PRECISION COMPONENTS	▪ **#1 globally** in engineered bearings and isolators	EnPro Industries

Growth Drivers/Industry Dynamics

- Adoption of positive displacement pumps (vs. centrifugal)
- Shale-gas-driven reshoring of US process manufacturing
- Growth in biological drugs (vs. small molecule) and single-use equipment (vs. stainless steel)
- Emergence of and growth in IoT offerings
- Installed-base-driven replacement demand:
  - Predictable retrofit sales across large installed base
  - Parts and aftermarket
- High-criticality, high-switching-cost, often specified applications catering to loyal professional customers

Business Mix



Revenue by Product
Services & Other
3%
Consumables
4%
Equipment
14%
Parts
20%
Components
59%
2019E
Revenue by End-Market
Industrial Applications
31%
Chemical
8%
Biopharma & Hygienic
17%
Oil & Gas²
21%
Plastics & Polymers
23%
2019E

Large Recurring Revenue Mix (~36%) with Components Sales Driven by Large Installed Base / Aftermarket

Note: 1. Non-GAAP measure (definition in appendix). 2. Upstream oil & gas accounts for 7% of Pumps & Processing Solutions revenue.

DOVER 22

Pumps & Processing Solutions: Growth Driver Highlights

Growth in Biopharma and Single-Use Technology

- Strong growth in Biopharma:
  - Biologics represent 8 out of 20 global top-selling drugs, 40% of new drug pipeline (vs. 25% 10 yrs ago)
  - Growth ~2x of small molecule pharma
- Single-use is a growing production technology in Biopharm
  - Adoption 10-15%, but capturing ~50% of new capacity
  - Benefits include production flexibility, safety and efficiency
- Dover offers leading proprietary single-use technology: pumps (Quattroflow), sterile connectors (Colder)
  - Quattroflow sales up ~6x since acquisition
  - Colder sales up ~4x since acquisition

Biopharma & Hygienic Revenue >$200M and growing



+11%[1]
2017
2019E

Continued Transition to Repeat and Recurring Revenue Model

- Focused strategy to drive aftermarket capture
  - Aftermarket ~40-50% of sales in DPC and Maag
- 50%+ of PSG pumps sales are from installed base replacement
  - Predictability driven by professional customer loyalty and switching cost/risk in performance-critical applications

Consumables & Spares Revenue >$300M and growing[2]



+9%[1]
2017
2019E

Note: 1. Annualized CAGR. 2. Relating to Pumps & Process Solutions.

DOVER

23

Imaging & Identification Overview #2 globally in marking & coding OpCos Dover Positions #1 globally in digital textile printing equipment and consumables Revenue by Product Parts Software, Services & Other Financial Profile Revenue by End-Market Textile General Industrial Consumer Goods Other Select Peers (Videojet) (Reggiani) Growth Drivers/Industry Dynamics Business Mix (Brother) Large installed base with high stickiness Increasing demand and requirements for product traceability and brand protection “Fast fashion” and customization driving double-digit growth in digital textile printing Growing software/service component: Remote monitoring and diagnostics (Colos) Workflow and color management in textile (Caldera) Opportunity for “closed system”: in-house printers (MS), inks (JK) and software (Caldera) Strong, Fast-Growing, Recurring Revenue Base (~65% of Revenue) MSD $1.1B Mid-20s Sales Growth Adjusted EBITDA %1 Note: 1. Non-GAAP measure (definition in appendix).

Imaging & Identification: Growth Driver Highlights

Momentum in Digital Textile Printing

- 26B linear meters of textile printed globally per year
- Digitally printed volume doubled in ~5 years
- Still <10% printed digitally – expected to reach 20-30%
- Growth in "fast fashion" and customization support digital due to shorter lead times and smaller batch sizes
- Dover offers equipment, inks, software – best positioned to develop a superior performance "bundle"

Digital Print business >$200M and Growing



+13%[1]
2016
2019E

Increased Focus On Software and Services

- CoLOS software (developed by Markem Imaje): 17,000 installs, recently upgraded to v6.0
- Focus on consulting & integration services to drive total solution selling and customer ROI
- Customer value driven by improving efficiency, reducing rework / scrap, ensuring product code accuracy / compliance, remote monitoring, brand protection and product traceability
- Caldera (Digital Printing): 19,000 installs, provides critical color management and workflow software for digital printing
- Recently launched Caldera Care, a maintenance and service contract to add recurring revenue and improve SLA

Software & Services Revenue >$100M and growing



+8%[1]
2017
2019E

Note: 1. Annualized CAGR.

25

OpCos Dover Positions Financial Profile Select Peers Growth Drivers/Industry Dynamics Business Mix Revenue by End-Market Waste Management & Municipal Gov’t Automotive OEM Automotive Aftermarket Repairs Space & Defense General Industrial #1 in NA refuse trucks #1 in global vehicle lifts #1 in NA collision repair equipment Leaders in niche markets (Commercial) (Hennessy) (Car-O-Liner, Challenger) Engineered Products Overview Revenue by Product Parts , Software, Services & Other Components Secular growth in waste collection Growth in waste per capita Increased recycling and diversion requirements Automation and digitization Software- and camera-based systems: driver safety, fleet monitoring, customer service confirmation, etc. Increasing sophistication in car technology Increasing car age, miles driven, accident rates Growth in automation, infrastructure and defense spend GDP+ $1.7B High-teens Sales Growth Adjusted EBITDA %1 Consistent Growth Profile Driven by Market Leadership Position in Stable End-Markets Note: 1. Non-GAAP measure (definition in appendix).

Engineered Products: Growth Driver Highlights ESG Digital Driving Growth By Delivering New Value to Customers Digital offering began in ’13 with Heil controllers; expanded through the acquisition of 3rd Eye in ’16 Suite of digital solutions encompassing a unique combination of truck data, video, images and analytics delivered through SaaS cloud platform “Connected Truck” offering delivers tangible value and ROI to customers (positive service verification, safety, etc.) ~300% growth in revenue from SaaS software and related hardware in the last two years Growth runway for digital in specialty fleet adjacencies VSG Data and Diagnostics Cars increasingly sensorized and repair workflows more sophisticated with stricter OEM compliance requirements VSG equipment used in repairs well positioned to facilitate data capture and exchange in the value chain OEM data and repair procedures Equipment-generated data and repair history Advanced driver-assistance systems (ADAS) data VSG Cloud deployed in 2019; several in-flight developments to be launched in 2020 ESG Digital

Refrigeration & Food Equipment Overview

Financial Profile		OpCos	Dover Positions	Key Peers
Sales	$1.5B	DOVER FOOD RETAIL	▪ **#1-2 in NA** food retail refrigeration	HUSSMANN (Panasonic)
Growth	LSD	SWEP	▪ **#1-2 globally** in brazed plate heat exchangers	ALFA LAVAL
Adjusted EBITDA %[1]	Mid-teens	Belvac	▪ **Top 3 globally** in can making equipment	CROWN
		unified brands	▪ **Niche leader** in foodservice equipment	ITW; THE MIDDLEBY CORPORATION; WELBILT

Growth Drivers/Industry Dynamics

- Grocery footprint (small format and select regional chains) and spend on store remodels (every ~7-9 years)
- Growing food sales through grocery channel and merchandising mix shift toward fresh and prepared
- "Close-the-case" trends driving door demand, increases value of replacement units
- New retail business models drive innovation: small format distributed refrigeration, lockers and "smart doors"
- Growing adoptions of brazed plate heat exchangers in HVAC and other markets
- Expected shift to aluminum can packaging due to improved storage, merchandising and recyclability

Business Mix

Revenue by Product / **Revenue by End-Market**



Services & Other
10%
Parts
9%
Components
17%
Equipment
65%
2019E
Other
5%
Consumer Goods
9%
Hospitality & Restaurants
10%
HVAC
11%
Food & General Retail
65%
2019E

Large Installed Base Drives Long-Term Stability

Note: 1. Non-GAAP measure (definition in appendix).

DOVER 28

Retail Refrigeration: Growth Driver Highlights Growth in Small Footprint Retail Supermarkets diversifying into urban & specialty formats New urban formats (e.g., Amazon Go) Discounters adding stores, expanding into fresh food C-stores adding prepared / grab-n-go meals Distributed (vs. centralized) refrigeration systems now represent 60+% of the market Multiple initiatives targeting the growing segment with good traction Micro-distributed SoloChill solution Avoids noise and heat, unlike self-contained cases ~85% less refrigerant per store Unit-specific cooling temperature and controls Plug & Play connection Other launches: Inviropak and Adaptak distributed systems, HVI-4 self-service case Consumer shopping expectations are evolving; imperative for brick-and-mortar retailers to innovate Cooler-equipped perimeter is fastest growing area in the retail store ~75% of cooler and freezer purchases are impulse buys – overlooked and underutilized promotion and advertising opportunity ~65% impulse buys heavily influenced by in-store messaging Unique digital door solution enabling: Price management Advertising in the “moment of truth” Superior consumer experience Pilots with Walgreens and other leading retailers under way Digital Doors Dover is an exclusive door supplier to Cooler Screens, an innovative provider of retail digital merchandising and advertising technology

Go-Forward Strategy

Foundation Unchanged, Significant Opportunity Ahead Clear Path to Continue Superior Value Creation Dover Foundation Execution Priorities GDP+ Growth Improved Returns Through Strong Execution Productive FCF Re-Deployment High-quality industrial businesses, not reprogramming the DNA Entrepreneurial culture with healthy management autonomy Excel in customer-facing capabilities Strong, stable cash generation and robust balance sheet Portfolio with inorganic growth optionality and strong M&A engine

Evolving Operating Model to Support Consistent Execution

Lean Value-Add Corporate Center[1] | **Future Segments**


Digital / IT
Operations
Legal
HR
Finance / Dover Business Services
Corporate Development
Fueling Solutions
Pumps & Process Solutions
Imaging & ID
Engineered Products
Refriger-ation & Food Equipment

- "Activist center": rigorous performance management and execution oversight
- Oversee capital allocation
- Set incentives, key talent management
- Drive synergy from enterprise scale
- ~175 employees in HQ

- Businesses own their customer, product and R&D
- Formulate business strategies grounded in deep market insight
- Drive execution, accountable for results
- Cultivate proprietary deals

Notes: 1. Blue text highlights capabilities and functions recently established at Dover Corporate level.

DOVER
32

Dover Business Services Drives Back-Office Efficiency

DOVER BUSINESS SERVICES | EMPOWERING GROWTH

- ~200 employees across Philippines, China, US
- Multiple functions supported:
  - Finance: A/P, A/R, expenses and ledger
  - Payroll and taxes, time and attendance
  - Process automation (service tickets, etc.)
- **Significant runway for continued deployment (only 15-25% of processes supported by 2020)**

% Supported by DBS by Process Type


Opportunity
2020 DBS
Current DBS
74%
80%
78%
85%
A/P
A/R
GL
T&E

Tangible and Significant Benefits

- Allows OpCo focus on core competencies
- Drives efficiency, consistency and agility, delivering tangible cost savings
  - ~60% cost arbitrage (vs. each OpCo maintaining own back office)
  - Improved controls and detection
  - 95%+ service level
- Employs best-in-class technology
  - Tableau analytics: 200+ reports
  - ServiceNow user support: 4K+ tickets monthly
  - Automation Anywhere: 100+ automated tasks

DBS Delivers Efficiency and Scale Benefits with Significant Cost Savings Runway

DOVER 33

Dover Digital Labs Unlocks Multiple Value Streams

Building a Team of ~100 Software Developers, Data Scientists and Product Managers to Provide World-Class Digital Capability

Key Dover Digital Strategy Pillars

Customer Experience	▪ Easier to find, experience, and buy products from Dover ▪ Faster to acquire parts and consumables ▪ Efficient warranty and service
Connected Products	▪ Sensors and software improve productivity, compliance, quality and safety for our end-customers ▪ Connected products reduce maintenance and operational costs, and create new revenue streams for our customers ▪ Capitalize on workflow digitization trend in our markets
Automation and Efficiency	▪ Rationalize number and type of IT systems and vendors ▪ Production automation to improve productivity and yields ▪ Digital best practices & playbooks

Select Pilot Results[1]

↑	*Quote Volume*	**7%**
↓	*Response Time*	**5x**
↑	*Sales Productivity*	**15%**
↑	*Hardware Attach Rate*	**Up to 20%**
↓	*Cost Savings*	**35%**

Note: 1. Impact estimates for select pilots for businesses and operational areas covered by respective pilots, measured as change in addressable target metrics achieved post-implementation relative to baseline. OpCos involved in early pilots: DFS, DFR, ESG, PSG and OPW.

DOVER
34

Four Areas of Focus for Operational Improvement Footprint Improve utilization and asset leverage Leverage common capabilities Optimize real estate costs Automation Address labor-intensive processes Standardization, SKU rationalization Workflow optimization Continuous Improvement Lean practices in DNA Universal toolkit: PFEP, SMED, etc. Best-practice sharing across portfolio Performance Goal cascading and project management Growing Operations talent base Risk assessment and management

Continued Execution of Operational and Margin Improvement

Initial Focus

SG&A Rightsizing

- Completed SG&A cost reduction across all businesses
- ~$100M net cost take-out
- +$0.53 of EPS

2020 in Flight

Strong Execution and Operational Efficiency

- Initiating a set of actions resulting in $50M net cost take-out
  - Footprint rationalization
  - IT centralization
  - Center-led digital
  - Operational optimization
- DFR and DFS margin improvement execution
- Execute on deal pipeline

Future

Continuous Improvement & Portfolio Management

- Sustain 25-30%+ core incremental margins
  - Consistent execution with strong incrementals
- Smart inorganic cash deployment
  - Portfolio mix improvement
  - Reinvestment for compounding returns
  - Rigorous synergy capture

DOVER
36

Strong Free Cash Flow an Important Asset

Free Cash Flow[2]

$ in millions



Cash Restructuring Costs
$617
$22
$592
$23
$670
$52
8-12% of Revenue
2016
2017
2018
2019F

% Revenue[2]	*10%*	*9%*	*10%*	*8-12%*

Capital Available

Illustrative



Optional Investment-Grade Leverage up to 3.5x for Strategic Deals
~1B
Maintain Target ~2.5x Leverage
$2.5-$3.5B
Operating Cash Flow 1 (Before Capex)
2020-2022 (Est.)

$3.5B+ Capital Available in the Next 3 Years

Note: 1. Illustrative. Assumes 3-5% revenue growth and 8-12% FCF conversion (after Capex).
2. Based on FCF adjusted for cash restructuring expenses; FCF is a non-GAAP measure (definition in appendix).

DOVER 37

Capital Allocation Priorities Remain Intact Clear Acquisition Criteria Market GDP+, stable growth ‘Low-turbulence’ technology trends Performance-based competition Fragmented customer base Runway for capital deployment Business Leading position in its niche Loyal professional users, installed base Growth- and/or margin-accretive Revenue visibility Favorable customer value-add vs. switching cost/risk Returns Fit with Dover’s segments, synergistic 10%+ deal ROIC1 by Year 3 Synergy skewed toward cost Note: 1. Non-GAAP Measure (definition in appendix). 1 Invest Organically Priority to high-confidence organic investments Capacity for growth Digitization, e-commerce Innovation and R&D Productivity and automation Aftermarket and recurring revenue streams 2 Grow through Acquisitions Bolt-on acquisitions around existing segments Possible larger deals if high fit Strict strategic fit and financial discipline criteria 3 Return Capital Dividend: Grow 2-4% p.a.; target ~30% payout Share Repurchases if investment opportunities do not materialize; will not let cash build

Status of Select Significant 2019 Organic Investments

CPC Expansion



~$30M

Minneapolis, MN

Context

- 13% CAGR in past 5 years, 10% since acquisition in 2005
- Current mix of leased/owned space limits growth and operational flexibility
- Increased clean room demand due to growth in biopharma

Progress

- Two legacy facilities combined into new one; room for growth
- Broke ground in 2019, mid-2020 completion

DPC Expansion



~$10M

Antigo, WI/Pearland, TX

Context

- Antigo plant expansion to accommodate newly awarded marine bearings projects
- Building on 50yr+ partnership with General Dynamics Electric Boat and the U.S. Navy
- New Innovation and Test Lab in Pearland to foster collaboration between different R&D disciplines

Progress

- Expansion in progress, target completion in 1H2020

DFR Automation



~$20M

Richmond, VA

Context

- Automation to fundamentally address the cost base
- 30%+ expected IRR through faster speed and higher quality/consistency:
  - 50% reduction in labor hours
- Significant SKU simplification
  - Base models: ~450 → <100
  - Base permutations: ~60M → ~1k

Progress

- Ready for pilot production by end of 2019
- Completion mid-2020

Will Continue Investing in High-ROI Organic Opportunities to Grow and Strengthen Dover

DOVER

39

Runway for Inorganic Deployment in Attractive Segments Core Software and services Traceability Value chain adjacencies Opportunistic consolidating bolt-ons Enhance software and diagnostic offerings Software add-ons Transportation components Vehicle wash Grow in pumps Hygienic and life science Fluid path adjacencies IoT solutions Synergistic tuck-ins Imaging & Identification Engineered Products Refrigeration & Food Equipment Software / Services Adjacencies Pumps & Processing Solutions Fueling Solutions Runway & Priority Remain within Dover circle of competence Measured pace of portfolio evolution Shift weighting of the portfolio to fluid control, critical components, and imaging over time Improve growth exposure Grow complementary digital business Increase sales stability Portfolio Intent Priorities

Targeted Future Performance Revenue Growth GDP+ Revenue Stability 30+% Recurring and Highly Repeatable Margin Expansion $50M Cost-Out in 2020 25-30% Incrementals EPS Growth Double-Digits Free Cash Flow ~10%+ of Sales Total Shareholder Return Top-Quartile Strategy Lays Foundation for Continued Outperformance GDP+ Growth Improved Returns through Strong Execution Productive FCF Re-Deployment

Go-Forward Strategy Builds on Recent Successes Strengthen Execution, Deliver on Commitments Deliver on SG&A rightsizing initiative Improve performance in Retail Fueling and Retail Refrigeration Continue organic growth and productivity investments Complete $1B buyback program by end of ’18; opportunistically increase repurchases Pursue bolt-on M&A around existing segments Comprehensive footprint evaluation Rightsizing began in Q4 2018 – 1H 2019 2H 2019 and Beyond Realize Full Dover Potential Invest behind Dover’s businesses, capture potential of Digital Further margin improvement: $50M cost take-out target for 2020, sustain attractive incremental margins Build new robust operating model for consistent execution Pursue smart inorganic opportunities Opportunistically repurchase own stock Continue to grow dividend Provide increased transparency to investors In Progress & On Track

Appendix: Non-GAAP Definitions Definitions of Non-GAAP Measures: Adjusted Earnings from Continuing Operations: is defined as earnings from continuing operations adjusted for the effect of acquisition-related amortization, rightsizing and other costs, the Tax Cuts and Jobs Act, gains on dispositions, disposition costs, a product recall reserve charge and reversal, and a loss on assets held for sale. Adjusted Diluted Earnings Per Share from Continuing Operations: is defined as adjusted earnings from continuing operations divided by average diluted shares. Adjusted EBIT by Segment: is defined as earnings from continuing operations before income taxes, net interest expense, corporate expenses, rightsizing and other costs, gains on dispositions, disposition costs, a product recall reserve charge and reversal, and a loss of assets held for sale. Adjusted EBIT Margin by Segment: is defined as adjusted EBIT by segment divided by segment revenue. Adjusted EBITDA by Segment: is defined as adjusted EBIT by segment plus depreciation and amortization, excluding depreciation and amortization included within rightsizing and other costs. Adjusted EBITDA Margin by Segment: is defined as adjusted EBITDA by segment divided by segment revenue. Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. Organic Revenue Growth: is defined as revenue growth excluding the impact of foreign currency exchange rates and the impact of acquisition and dispositions. Operating ROIC: is defined as tax-effected Adjusted EBITDA by segment excluding segment expenses, divided by gross plant, property and equipment plus net working capital (accounts receivable plus inventory less accounts payable, accrued rebates and accrued volume discounts). Deal ROIC: is defined as free cash flow of the acquired business divided by its purchase price. Further information regarding management’s use of non-GAAP measures is included in Dover’s prior earnings releases, investor presentations and other SEC filings, which are available on Dover’s website under “Investor Relations – News and Reports”.